                         SECURITIES AND EXCHANGE COMMISSION


                               WASHINGTON, D.C. 20549


                                      FORM 8-K


                                   CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934

                           Date of Report: April 15, 1999

                  AmeriCredit Automobile Receivables Trust 1998-C
               (Exact Name of Registrant as specified in its charter)



      United States               333-36365                  88-0359494
    -----------------      ------------------------    ----------------------
     (State or Other       (Commission File Number)       (I.R.S. Employer
       Jurisdiction                                    Identification Number)
    of Incorporation)


                          c/o AmeriCredit Financial
                                Services, Inc.
                         Attention:  Daniel E. Berce
                              200 Bailey Avenue
                            Fort Worth, TX  76107
                            (Address of Principal
                              Executive Office)

                                (817) 332-7000
                          Registrant's phone number

Item 5.        Other Events

     Information relating to distributions to Noteholders for the March, 1999 Collection Period of the Registrant in respect of the Class A-1 Asset Backed Notes, Class A-2 Floating Rate Asset Backed Notes, Class A-3 Floating Rate Asset Backed Notes, and the Class A-4 Asset Backed Notes (collectively, the "Notes") issued by the Registrant, and the performance of the Receivables held by the Registrant, together with certain other information relating to the Notes, is contained in the Preliminary Servicer's Certificate and the Servicer's Certificate for the referenced Collection Period, both of which Certificates are provided to Noteholders pursuant to the Sale and Servicing Agreement dated as of August 10, 1998 between the Registrant, AFS Funding Corp., as Seller, AmeriCredit Financial Services, Inc., as Servicer, and Bank One, N.A., as Backup Servicer and Trust Collateral Agent (the "Agreement").

Item 7.        Financial Statements, Exhibits

       Exhibit No.  Exhibit
       -----------  -------
            99.1    Preliminary Servicer's Certificate and Servicer's
                    Certificate for the March, 1999 Collection Period relating to the Notes issued by the Registrant pursuant to the
                    Agreement.

                                      SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


AmeriCredit Automobile Receivables Trust 1998-C

By:  AmeriCredit Financial Services, Inc., as Servicer



/s/  Daniel E. Berce
     Daniel E. Berce
     Vice Chairman and
     Chief Financial Officer



April 15, 1999

                                   EXHIBIT INDEX



 Exhibit
 -------
   99.1        Preliminary Servicer's Certificate and Servicer's Certificate
               for the March, 1999 Collection Period relating to the Notes issued by the Registrant.
